PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Mar. 31, 2024
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consisted of the following as of March 31, 2024 and 2023:

	As of March 31,	As of March 31,
	2024	2023
Buildings	$14,638	$15,114
Furniture, fixture and electronic equipment	5,637	5,820
Total property plant and equipment, at cost	20,275	20,934
Less: accumulated depreciation	(7,679)	(7,464)
Property, plant and equipment, net	$12,596	$13,470

As of March 31, 2024 and 2023, no building has been pledged.

Depreciation expenses were $1,126, $27,084 and $34,610 for the years ended March 31, 2024, 2023 and 2022, respectively.

The carrying amount of disposed property, plant and equipment recognized for the years ended March 31, 2024 and 2023 were amounted to nil and $5,894, respectively.